UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________
 FORM 8-K
 ___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 7, 2019

SPRINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-04721	46-117005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (913) 794-1091
(Former name or former address, if changed since last report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	S	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On June 7, 2019, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), a Kansas corporation and direct subsidiary of Sprint Corporation (“SCI”), entered into the Fourteenth Supplemental Indenture (the “Fourteenth Supplemental Indenture”), by and between SCI and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), which amends and supplements the Indenture, dated as of November 20, 2006, by and between SCI and the Trustee (the “Indenture”), as previously amended and supplemented by the (i) Fourth Supplemental Indenture, dated as of March 1, 2012 (the “Fourth Supplemental Indenture”) pursuant to which $1,000,000,000 aggregate principal amount of SCI’s 7.000% Guaranteed Notes due 2020 (CUSIP No. 852061AQ3 / ISIN No. USU84691AD30) (the “Notes”) were issued, (ii) Seventh Supplemental Indenture, dated as of November 20, 2012, to the Indenture, pursuant to which the definition of “Change of Control” in certain supplemental indentures to the Indenture, including the Fourth Supplemental Indenture, was modified, (iii) Eighth Supplemental Indenture, dated as of September 11, 2013, to the Indenture, pursuant to which the Parent Guarantor provided an irrevocable and unconditional guarantee in respect of the Notes, (iv) Ninth Supplemental Indenture, dated as of June 26, 2014, to the Indenture, pursuant to which the New Guarantors (as defined therein) provided irrevocable and unconditional guarantees in respect of the Notes, (v) Tenth Supplemental Indenture, dated as of August 9, 2016, to the Indenture, pursuant to which the New Guarantor (as defined therein) provided an irrevocable and unconditional guarantee in respect of the Notes, (vi) Eleventh Supplemental Indenture, dated as of November 16, 2016, to the Indenture, pursuant to which the New Guarantors (as defined therein) provided irrevocable and unconditional guarantees in respect of the Notes and (vii) Twelfth Supplemental Indenture, dated as of June 30, 2017, to the Indenture, pursuant to which the New Guarantor (as defined therein) provided an irrevocable and unconditional guarantee in respect of the Notes.
The Fourteenth Supplemental Indenture effects certain amendments to the Fourth Supplemental Indenture and the global notes representing the Notes, including to (1) shorten the minimum notice period for the optional redemption of the Notes by SCI to three days, (2) provide for the ability of SCI to issue a conditional notice of redemption and (3) make certain technical modifications to the redemption procedures applicable to the Notes (clauses (1), (2) and (3), collectively, the “Amendments”). Holders representing at least a majority in aggregate principal amount of the Notes consented to the Amendments.
The Fourteenth Supplemental Indenture and the form of amended global note representing the Notes (the “Amended Global Note”) are attached hereto as Exhibits 4.1 and 4.2, respectively. The foregoing descriptions of the Fourteenth Supplemental Indenture and the Amended Global Note are qualified in their entirety by reference to the full text of the Fourteenth Supplemental Indenture and the Amended Global Note, which are incorporated herein by reference.
Item 8.01 Other Events.
On June 10, 2019, SCI issued a press release announcing expiration of its previously announced consent solicitation and receipt of the requisite consents to approve the Amendments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

4.1	Fourteenth Supplemental Indenture, dated as of June 7, 2019, to the Indenture, dated as of November 20, 2006, between Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 7.000% Guaranteed Note due 2020, as amended on June 7, 2019 (included in Exhibit 4.1).

99.1	Press Release announcing expiration of Sprint Communications, Inc.’s consent solicitation, dated June 10, 2019.

Important Additional Information

In connection with the T-Mobile Transaction, T-Mobile has filed a registration statement on Form S-4 (File No. 333-226435), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2018, and which contains a joint consent solicitation statement of T-Mobile and Sprint, that also constitutes a prospectus of T-

Mobile (the “joint consent solicitation statement/prospectus”), and each party has filed other documents regarding the T-Mobile Transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the T-Mobile Transaction. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the T-Mobile Transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the T-Mobile Transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the T-Mobile Transaction, or the failure to satisfy any of the other conditions to the T-Mobile Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the T-Mobile Transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the T-Mobile Transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the T-Mobile Transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the T-Mobile Transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in the Form S-4, as well as in Sprint’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.sprint.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Sprint assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

By:	/s/ Stefan K. Schnopp
Name:Stefan K. Schnopp
Title:Vice President and Corporate Secretary
Date: June 10, 2019